UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 18, 2018
KINDER MORGAN, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35081 (Commission File Number)	80-0682103 (I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

On April 18, 2018, Kinder Morgan, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2018 and that it will hold a webcast conference call on April 18, 2018 discussing those results. The press release is furnished as Exhibit 99.1 to this report.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As part of the press release regarding its financial results furnished as Exhibit 99.1 to this report, KMI announced several changes in management, effective April 18, 2018. The Board of Directors of KMI elected Kimberly A. Dang as president of KMI. Ms. Dang will continue to serve as a member of the Board of Directors of KMI, and Steven J. Kean will continue to serve as chief executive officer and a member of the Board of Directors of KMI. In addition, the Board elected David P. Michels to succeed Ms. Dang in the role of vice president and chief financial officer of KMI. Previously, Mr. Michels served as vice president, finance and investor relations of KMI from January 2013 until April 2018; he also served as chief financial officer of El Paso Pipeline Partners (EPB) from March 2013 until November 2014, when EPB was acquired by KMI. The Board also elected Dax A. Sanders as executive vice president and chief strategy officer. Mr. Sanders previously served as vice president, corporate development of KMI from March 2013 to April 2018.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits The exhibit set forth below is being furnished pursuant to Item 2.02.

Exhibit Number	Description

99.1	Press release of Kinder Morgan, Inc. issued April 18, 2018

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kinder Morgan, Inc.
Registrant

Dated: April 18, 2018	By:	/s/ Kimberly A. Dang
Kimberly A. Dang President

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